UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2004

China Finance, Inc.
(Exact name of registrant as specified in charter)

Utah
(State or other jurisdiction of incorporation)
333-46114	87-0650976
(Commission File Number)	(IRS Employer Identification No.)

111 Pavonia Avenue, Suite 615, Jersey City, NJ 07310	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-216-0880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 8, 2004, China Finance, Inc. (formerly known as Kubla Khan Inc.), a Utah corporation (the “Company”), completed the acquisition (the “Acquisition”) of all of the issued and outstanding equity securities of Value Global International Limited, a British Virgin Islands company (“Value Global”) and its wholly-owned subsidiary, Shenzhen Shiji Ruicheng Guaranty and Investment Co., Ltd. (“Shiji Ruicheng”). Value Global had acquired Shiji Ruicheng on July 1, 2004. Upon completion of the Acquisition, Value Global became a wholly-owned subsidiary of the Company.

The Company acquired all of the outstanding shares of Value Global and in exchange issued shares of its common stock to each of the shareholders of Value Global. Based on mutually-agreed upon valuations for each of Value Global and the Company, the shareholders of Value Global received 46,990,000 restricted shares (the “Shares”) of the Company’s common stock, representing approximately 81.5 % of the outstanding common stock of the Company as of October 8, 2004, for their holdings in Value Global. On August 5, 2004, the Company entered into an agreement for the sale and purchase of shares (the “Sale Agreement”) with Value Global, JuXiang Ruan, Top Interest International Limited, ZuHong Xu and ZaoZhen Fang, each as shareholders of Value Global, and Qian Fan and Huan Ya Tong Investment Development Co., Limited, which agreement set forth the terms of the Acquisition.

In connection with the Acquisition, the Company entered into a Registration Rights and Lock-Up Agreement (the “Registration Rights Agreement”) with the four shareholders of Value Global. Pursuant to the Registration Rights Agreement, Value Global’s shareholders have agreed to a “lock up” provision whereby they will not sell or otherwise dispose of the Shares until after either one year (with respect to 25% of the Shares) or two years (with respect to 60% of the Shares) from October 8, 2004. Under the Registration Rights Agreement, the Company also granted Value Global’s shareholders certain registration rights with respect to the Shares.

There is no material relationship between Value Global, its shareholders, Shiji Ruicheng, Qian Fan and Huan Ya Tong and the Company or its affiliates, or any director or officer of the Company, or any associate of any director or officer of the Company.

A copy of the Sale Agreement was filed as Exhibit 2.1 to the Company’s Form 8-K dated August 5, 2004.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures made in response to Item 1.01 above are incorporated herein by reference. In addition, below is a brief overview of the Company’s business and the proposed business of Shiji Ruicheng and the industry in which it operates.

The Company’s Business

Prior to the Acquisition, the Company was a public “shell” company with nominal assets. Until June 30, 2004, the Company operated a business consisting of a purchase overrun and distressed merchandise resale network. After June 30, 2004, the Company discontinued these operations.

Shiji Ruicheng’s Business and Industry

Shiji Ruicheng intends to principally provide corporate financial guarantees, including business loan guarantees and surety guarantees to China-based businesses looking to expand into the United States, and consumer loan guarantees and professional services to aid individuals in obtaining loans for their homes and personal assets. Shiji Ruicheng intends to operate in two business segments: (1) surety guarantees and (2) corporate and consumer loan guarantees.

Shiji Ruicheng is investigating the feasibility of providing surety guarantees for reverse merger transactions between U.S. publicly-listed companies and small- and medium-sized private companies in China. In general terms, Shiji Ruicheng would guarantee performance by both parties to a prospective reverse merger. Shiji Ruicheng has a team of professionals who would perform financial and other due diligence on the private Chinese company. After completion of the due diligence process, Shiji Ruicheng would be in a position to provide a guarantee to the U.S. publicly-listed company that the Chinese company in the proposed reverse merger has real assets and business operations. Shiji Ruicheng would also provide a guarantee to the private Chinese company that the U.S. publicly-listed company is willing to enter into the reverse merger transaction, thereby eliminating some closing-related risks for the Chinese company. Shiji Ruicheng would receive fees for providing such guarantees in shares of both companies.

Shiji Ruicheng also intends to provide guarantees to small- and medium-sized enterprises and individuals in China to enable such enterprises and individuals to obtain loans.

The Company believes that the surety and corporate and consumer loan guarantee market catering to small- and medium-sized enterprises and individuals in China is underdeveloped, and that it is uniquely positioned to take advantage of opportunities in this market.

The Company is still in the process of reviewing Shiji Ruicheng’s proposed business plan and it will make additional disclosures once the business plan is finalized.

Item 3.02 Unregistered Sales of Equity Securities.

In return for the Company receiving all of the issued and outstanding capital stock of Value Global, the shareholders of Value Global received 46,990,000 Shares of the Company’s common stock, representing approximately 81.5 % of the outstanding common stock of the Company as of October 8, 2004. The Company issued the Shares in reliance on Section 4(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant

The disclosures made in response to Item 1.01 above are incorporated herein by reference.

On October 11, 2004, each of YaLi Xu, the Company’s Chief Executive Officer and Director, Zhongnan Xu, a Director of the Company, and Xiaobin Liu, the Company’s Chief Financial Officer, resigned effective as of such date. On October 12, 2004, ZhongPing Wang, the Company’s Secretary resigned effective as of such date. Prior to their resignations, the former members of the Company’s board of directors nominated and elected Zhiyong Xu as the Company’s Chief Executive Officer and Chairman, Chunlei (Charles) Wang as the Company’s Chief Financial Officer, Secretary and Director, and Zhongping Wang as a Director of the Company, effective as of October 12, 2004.

Pursuant to the terms of the Acquisition, the Company issued 46,990,000 shares of its common stock. Prior to the Acquisition, the Company had 10,681,744 shares of common stock outstanding. By virtue of the extent of their holdings in the Company, one or more of the former shareholders of Value Global listed in the table above may be deemed to “control” the Company, as such term is defined in Rule 12b-2 of the Exchange Act. Because the shareholders of Value Global acquired the Shares pursuant to a share exchange, to the Company’s knowledge there were no additional sources of funds used by such shareholders.

To the Company’s knowledge, there are no arrangements or understandings among the shareholders of Value Global and their associates with respect to the election of directors of the Company or any other matters pertaining to the Company. In the Schedule 13Ds filed with the SEC by JuXiang Ruan and Top Interest International Limited and in the Schedule 13G filed with the SEC by ZuHong Xu, each dated October 15, 2004, none of the filing persons claimed to be a member of a group.

2

Voting Securities

The Company’s common stock is the only class of equity securities that is currently outstanding and entitled to vote at a meeting of the Company’s shareholders. Each share of common stock entitles the holder thereof to one vote on each matter which may come before a meeting of the shareholders. As of November 1, 2004, there were 57,671,744 shares of the Company’s common stock outstanding.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding ownership of our common stock by each person known to us to own more than 5% of the outstanding shares of the common stock, each director and executive officer, and all directors and executive officers as a group as of November 1, 2004.

Names and Addresses of Beneficial Owners	Amount and Nature of Beneficial Ownership(1)	Percent of Class
JuXiang Ruan (2) c/o China Finance, Inc., 57-71 # High-Tech Industrial Park Nanshan, District Shenzen, P.R. China	21,239,480	36.8%
Top Interest International Limited (3) Wondial Building, 6 South Keji Road, High-Tech Industrial Park, Shennan Road, Shenzhen, P.R. China.	12,922,250	22.4%
ZuHong Xu (4) c/o China Finance, Inc., 57-71 # High-Tech Industrial Park Nanshan, District Shenzen, P.R. China	10,337,800	17.9%
XueMei Fang c/o China Finance, Inc., 57-71 # High-Tech Industrial Park Nanshan, District Shenzen, P.R. China	3,000,000	5.2%
Zhiyong Xu c/o China Finance, Inc., 57-71 # 111 Pavonia Avenue, Suite 615 Jersey City, New Jersey 07310	0	0
Alex Hu c/o China Finance, Inc., 57-71 # 111 Pavonia Avenue, Suite 615 Jersey City, New Jersey 07310	0	0
Charles Wang c/o China Finance, Inc., 57-71 # 111 Pavonia Avenue, Suite 615 Jersey City, New Jersey 07310	0	0
ZhongPing Wang c/o China Finance, Inc., 57-71 # 111 Pavonia Avenue, Suite 615 Jersey City, New Jersey 07310	0	0

All of the officers and directors as a group (4 persons)	0	0

3

_________________

(1)	Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage of ownership is determined by assuming that options, warrants or convertible securities that are held by such person (not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised. To date, the Company has not granted any options, warrants or any other form of securities convertible into its common stock.

(2)	The amount shown for Ms. Ruan is based upon a Schedule 13D filed with the SEC on October 15, 2004.

(3)	The amount shown for Top Interest International Limited is based upon a Schedule 13D filed with the SEC on October 15, 2004.

(4)	The amount shown for Mr. Xu is based upon a Schedule 13G filed with the SEC on October 15, 2004.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 11, 2004, each of YaLi Xu, the Company’s Chief Executive Officer and Director, Zhongnan Xu, a Director of the Company, and Xiaobin Liu, the Company’s Chief Financial Officer, resigned effective as of such date. On October 12, 2004, ZhongPing Wang, the Company’s Secretary resigned effective as of such date. None of the resignations was the result of any disagreement such director or officer had with the Company on any matter relating to the Company’s operations, policies or practices. The resignation letters of Messrs. Xu, Xu, Liu and Wang are filed as Exhibits 10.8 through 10.11, respectively.

Effective as of October 12, 2004, Zhiyong Xu was elected as the Company’s Chief Executive Officer and Chairman, Chunlei (Charles) Wang was elected as the Company’s Chief Financial Officer, Secretary and Director, and Zhongping Wang was elected as a Director of the Company. Alex Hu remained as the President of the Company.

The following are the biographies of the newly elected executive officers of the Company:

Zhiyong Xu, 29, became the Company’s Chief Executive Officer and Chairman of the Board in October 2004. Mr. Xu was a Director and Secretary of Industries International, Inc. from February 2003 to September 2004. Mr. Xu served as a Vice President of Shenzhen Wonderland Telecommunication Technology Co., a telecommunications company and an affiliate of Industries International, from November 2002 to February 2003.  From November 2000 to November 2002, he served as the General Manager of Shenzhen Chuang Li Xing Power Company Limited, a battery manufacturer. From November 1998 to November 2000, Mr. Xu served as the Deputy General Manager of Hubei Ezhou Yixiang Chemical and Engineering Co., Ltd., a chemical manufacturer.

Alex Hu, 45, became the Company’s President in September 2004. From March 2004 to September 2004, Mr. Hu was a Proprietary Trader and Equity Analyst at Assent, LLC, an equity trading firm and a subsidiary of SunGard Brokerage Services. From October 2003 to March 2004, Mr. Hu was a Proprietary Trader at Hold Brothers On-line Investments Services Inc., a proprietary trading company. From June 1999 to October 2003, he was also a Proprietary Trader at Worldco, LLC, a proprietary trading company. From March 1998 to May 1999, he was an Option Manager at the New York Mercontile Exchange. In April 2004 Mr. Hu filed a petition for personal bankruptcy under Chapter 7 of the U.S. Bankruptcy Code.

4

Charles Wang, 25, became the Company’s Chief Financial Officer, Secretary and a member of the Company’s board of directors in October 2004. Mr. Wang has been an employee of the Company since August 2004. Prior to joining the Company, Mr. Wang was an intern at Oppenheimer & Co., a brokerage company in Boston, Massachusetts from November 2002 to January 2004. From September 2003 to July 2003, Mr. Wang served as an intern for SpiderSplat Consulting Co., a marketing and consulting company focusing on online services in Boston, Massachusetts. From June 2000 to May 2002, Mr. Wang served as financial manager for Xili Pharmaceutical Group Co. Ltd., a pharmaceutical company headquartered in Beijing, China.

Zhongping Wang, 36, became a member of the Company’s board of directors in October, 2004. From March 2004 to October 2004, he served as the Company’s Secretary. From December 2002 through December 2003, Mr. Wang served as a consultant to Shenzhen Gaoyi Electronics Co. Ltd., an electronic device manufacturer. From March 1991 through December 2002, Mr. Wang was a sales manager of Shenzhen Wonderland Telecommunication Technology Co., a telecommunications company. From March 1988 through February 1991, he served as a sales manager in Huangshi Textile Co. Ltd., a textile company.

To the Company’s knowledge, none of the new officers or directors nor any of their affiliates currently beneficially owns any equity securities or rights to acquire any securities of the Company, and no such persons have been involved in any transaction with the Company or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission, other than with respect to the transactions that have been described herein. To the best of the Company’s knowledge, none of the new directors or officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years, except for matters that were dismissed without sanction or settlement, that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

To the Company’s knowledge, there is no material proceeding to which (i) any current officer, director or affiliate of the Company, (ii) any owner of record or beneficially of more than 5% of the Company’s common stock, or (iii) any shareholder is a party adverse to the Company nor to the Company’s knowledge do any of the above have a material interest adverse to the Company.

The Board of Directors

Committees of the Board

The Company’s Audit Committee charter (the “Charter”) was adopted on March 31, 2004. Its responsibilities are set forth in its Charter, which is included in its entirety as Annex A to the Information Statement the Company filed with the Securities and Exchange Commission on June 7, 2004. The Company is in the process of searching for individuals to serve on its board and to be members of its audit committee, including at least one individual qualified to serve as an “audit committee financial expert” within the meaning of the rules and regulations of the SEC and/or on the audit committee generally.

The Charter provides that the Audit Committee shall oversee and review with the full board any issues with respect to the Company’s financial statements, the structure of the Company’s legal and regulatory compliance, the performance and independence of the Company’s independent auditors and the performance of the Company’s internal audit function. Under the Charter, the Committee retains its independent auditors to undertake appropriate reviews and audits of the Company’s financial statements, determines the compensation of the independent auditors, and approves the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services. The preparation of the Company’s financial statements is the responsibility of the Company’s management. The Audit Committee will maintain oversight of the independent public accountants by discussing the overall scope and specific plans for their audits, the results of their examinations, their evaluations of the Company’s internal accounting controls, and the overall quality of the Company’s financial reporting.

5

The Audit Committee will also maintain oversight of the Company’s internal audit function by reviewing the appointment and replacement of our manager of internal auditing and periodically meets with the manager of internal auditing to receive and review reports of the work of our internal audit department. The Audit Committee shall meet with management on a regular basis to discuss any significant matters, internal audit recommendations, policy or procedural changes, and risks or exposures, if any, that may have a material effect on our financial statements.

The Company is currently listed on the OTC Bulletin Board and is therefore not required to have a nominating committee or a compensation committee. The Company will evaluate establishing such committees in the future.

Communications to the Board of Directors

The Company does not have a formal process for shareholders to send communications to the board of directors. In light of the infrequency of shareholder communications with the board of directors, the board does not believe that a formal process is necessary.

Compensation

Remuneration of Officers and Directors

During the past three fiscal years the only cash compensation we paid to our chief executive officer or to any officer was $5,198 paid to each of William Roberts and Kristine Ramsey in 2001 and $8,328 paid to Alex Hu in 2004. Accordingly, no table relating to executive compensation has been included in this current report of Form 8-K/A.

Option/SAR Granted During The Last Fiscal Year

We did not have a stock option or stock appreciation rights plan during 2003. Therefore this section is not applicable.

Long Term Incentive Plans/Awards In Last Fiscal Year

We do not have long-term incentive plans and consequently has made no such awards. Therefore this section is not applicable.

Equity Incentive Plan

We adopted the Kubla Khan, Inc. 2004 Equity Incentive Plan on June 10, 2004. All of the shares under this plan were issued to nine consultants of the Company in June 2004 for mergers and acquisitions consulting services provided from January 2004 through June 30, 2004. The consulting agreements expired June 30, 2004.

Directors’ Compensation and Meetings

The current members of the board of directors are generally not paid for their services as a director. Directors are reimbursed for certain approved expenses incurred in connection with Company business and for certain approved expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

6

The Company’s board of directors did not formally meet during the fiscal year ended December 31, 2003.

Certain Relationships and Related Transactions

During the last two years, other than the Acquisition, there were no transactions or proposed transactions, to which the Company was or is to be a party, in which (i) any director or executive officer, (ii) any nominee for election as a director, (iii) any shareholders of the Company named in the table above, or any immediate family member of such persons, had or is to have a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that its fiscal year ended December 31, 2003, beneficial owners complied with Section 16(a) filing requirements applicable to them in that each officer, director and beneficial owner of 10% or more of the Company’s securities filed a Form 3 with the SEC and has had no change of ownership since such filing. Each of such necessary filings, as required to be made, was filed with the SEC after closing of the Acquisition under the Sale Agreement, except that Messrs. Xu, Hu and Wang have not filed the required Form 3s upon assuming their respective positions with the Company. None of these officers and directors currently owns any shares of the Company’s common stock.

Each of Messrs. Xu, Hu and Wang has an employment agreement with the Company. Each employment agreement terminates on October 1, 2007, subject to earlier termination for “Cause” (as defined therein) and for involuntary terminations, including a change-in-control of the Company. Each of the executive officers also entered into separate Noncompetition, Nonsolicitation and Nondisclosure Agreements with the Company. A copy of the Employment Agreements and Noncompetition, Nonsolicitation and Nondisclosure Agreements for each of Messrs. Xu, Hu and Wang are filed herewith as Exhibits 10.2 through 10.7, respectively.

There are no family relationships among the Company’s directors and executive officers.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

(1)	Independent Auditors’ Report.

(2)	Audited Financial Statements and the Notes thereto of Shenzhen Shiji Ruicheng Guaranty and Investment Co., Ltd. for the period from June 24, 2004 (Inception) through June 30, 2004.

(b)	Pro Forma Financial Information

Pro forma financial information will be filed in an amendment to this  report by December 22, 2004.

7

(c)	Exhibits

The following exhibits are filed herewith:
Exhibit No.	Description
10.2	Employment Agreement, dated as of October 12, 2004, between China Finance, Inc. and Zhiyong Xu.
10.3	Noncompetition, Nonsolicitation and Nondisclosure Agreement dated as of October 12, 2004, between China Finance, Inc. and Zhiyong Xu.
10.4	Employment Agreement, dated as of October 12, 2004, between China Finance, Inc. and Alex Hu.
10.5	Noncompetition, Nonsolicitation and Nondisclosure Agreement dated as of October 12, 2004, between China Finance, Inc. and Alex Hu.
10.6	Employment Agreement, dated as of October 12, 2004, between China Finance, Inc. and Charles Wang.
10.7	Noncompetition, Nonsolicitation and Nondisclosure Agreement dated as of October 12, 2004, between China Finance, Inc. and Charles Wang.
10.8	Resignation letter of YaLi Xu dated October 11, 2004.
10.9	Resignation letter of Zhongnan Xu dated October 11, 2004.
10.10	Resignation letter of Xiaohin Liu dated October 11, 2004.
10.11	Resignation letter of ZhongPing Wang dated October 11, 2004.

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FINANCE, INC..

By:	/s/ Charles Wang
Name: Charles Wang
Title: Chief Financial Officer and Secretary
:
Dated: November 5, 2004

9

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders of
Shenzhen Shiji Ruicheng Guaranty and Investment Co., Ltd.:

We have audited the accompanying balance sheet of Shenzhen Shiji Ruicheng Guaranty and Investment Co., Ltd. (the “Company”) as of June 30, 2004 and the related statements of income and comprehensive income, changes in shareholders’ equity and cash flows for the period from June 24, 2004 (inception) through June 30, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shenzhen Shiji Ruicheng Guaranty and Investment Co., Ltd. as of June 30, 2004 and the results of its operations and its cash flows for the period from June 24, 2004 (inception) through June 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

WEINBERG & COMPANY, P.A.

Boca Raton, Florida
September 1, 2004

10

SHENZHEN SHIJI RUICHENG GUARANTY AND INVESTMENT CO., LTD.
BALANCE SHEET
JUNE 30, 2004

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$12,082,256
Total Current Assets	12,082,256

TOTAL ASSETS	$12,082,256

SHAREHOLDERS’ EQUITY

SHAREHOLDERS’ EQUITY
Registered capital	$12,082,256

TOTAL SHAREHOLDERS’ EQUITY	$12,082,256

The accompanying notes are an integral part of these financial statements.

11

SHENZHEN SHIJI RUICHENG GUARANTY AND INVESTMENT CO., LTD.
STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE PERIOD FROM JUNE 24, 2004 (INCEPTION)
THROUGH JUNE 30, 2004

REVENUES	$—

OPERATING EXPENSES	—

NET INCOME	$—

FOREIGN CURRENCY TRANSLATION GAIN	—

COMPREHENSIVE INCOME	$—

The accompanying notes are an integral part of these financial statements.

12

SHENZHEN SHIJI RUICHENG GUARANTY AND INVESTMENT CO., LTD.
STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
FOR THE PERIOD FROM JUNE 24, 2004 (INCEPTION) THROUGH JUNE 30, 2004

	Registered Capital	Retained Earnings	Total

Initial capital contribution	$12,082,256	$—	$12,082,256

BALANCE JUNE 30, 2004	$12,082,256	$—	$12,082,256

The accompanying notes are an integral part of these financial statements.

13

SHENZHEN SHIJI RUICHENG GUARANTY AND INVESTMENT CO., LTD.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM JUNE 24, 2004 (INCEPTION)
THROUGH JUNE 30, 2004

CASH FLOWS FROM FINANCING ACTIVITIES
Cash for registered capital	$12,082,256
Net Cash Provided By Financing Activities	12,082,256

NET INCREASE IN CASH AND CASH EQUIVALENTS	12,082,256

Cash and cash equivalents, beginning of period	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$12,082,256

SUPPLEMENTAL CASH FLOW INFORMATION
Interest Paid	$—
Income taxes Paid	$—

The accompanying notes are an integral part of these financial statements.

14

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Shenzhen Shiji Ruicheng Guaranty and Investment Co., Ltd. (the “Company”) is a privately owned enterprise established in the People’s Republic of China (the “PRC”) on June 24, 2004 pursuant to the Corporate Law in the PRC.

The principal activities of the Company are providing corporate financial guarantees, including business loan guarantees and surety guarantees to China - based businesses looking to expand into the United States of America, and consumer loan guarantees and professional services to aid individuals in obtaining loans for their homes and personal assets.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Economic and Political Risks

The Company faces a number of risks and challenges since its operation is in the PRC and its primary market is in the PRC.

(b)	Cash and Cash Equivalents

For financial reporting purpose, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The Company maintains no bank accounts in the United States of America.

(c)	Foreign Currency Translation

The accompanying financial statements are presented in the United States dollars (US$). The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into the United States dollars from the RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

June 30, 2004
Period end RMB : US$exchange rate	8.2766
Average period RMB : US$exchange rate	8.2766

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into the US$ at the rates used in translation.

(d)	Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income should be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s only current component of comprehensive income is foreign currency translation adjustment, which did not have any impact on the financial statements reported for the period.

15

3.	REGISTERED CAPITAL

The registered capital of the Company has been paid as follows as of June 30, 2004:

Registered and paid up capital

Corporate Shareholder	$10,874,030	90%
Individual Shareholder	1,208,226	10%
Total:	$12,082,256	100%

4.	SUBSEQUENT EVENT

The Company’s shareholders entered into a share exchange agreement with Value Global International Limited, a British Virgin Islands company on July 1, 2004, in which Value Global International Limited (“Value Global”) purchased 100% interest in the Company for $13,200,000.

On August 5, 2004, Value Global entered into an agreement for the sale and purchase of shares (the “Sale Agreement”) with China Finance, Inc. (“CHFI”; formerly Kubla Khan, Inc.), a Utah corporation listed in the US Nasdaq OTCBB market. Pursuant to the Sale Agreement, CHFI acquired all of the issued and outstanding equity securities of Value Global. As of September 1, 2004, the acquisition is still in progress and both parties have the intention to complete the transactions.

Pursuant to the Sale Agreement, CHFI will acquire all of the outstanding shares of common stock of Value Global in exchange for 46,990,000 shares (the “Shares”) of CHFI’s restricted common stock. Based on mutually-agreed upon valuations of Value Global and CHFI, the shareholders of Value Global will receive the Shares, which will represent approximately 81.5 % of CHFI’s outstanding common stock post-closing.

16